POWER OF ATTORNEY

NEUBERGER BERMAN EQUITY FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Michael M. Kassen, Richard M. Phillips, Arthur C. Delibert, and Susan M. Casey (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any registration statements on Form N-14, and any and all amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such registration statement, amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN EQUITY FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 13th day of November, 2000.


                        NEUBERGER BERMAN EQUITY FUNDS


                        By:/s/ Michael M. Kassen
                           --------------------------------
                           Michael M. Kassen
                           President



[SEAL]

ATTEST:


/s/ Claudia A. Brandon
------------------------------
Claudia A. Brandon,
Secretary




[Signatures Continued on Next Page]

        Signature                       Title
        ---------                       -----


/s/ John Cannon                         Trustee
-----------------------
John Cannon


/s/ Faith Colish                        Trustee
-----------------------
Faith Colish


/s/ Walter G. Ehlers                    Trustee
-----------------------
Walter G. Ehlers


/s/ C. Anne Harvey                      Trustee
-----------------------
C. Anne Harvey


/s/ Barry Hirsch                        Trustee
-----------------------
Barry Hirsch


/s/ Michael M. Kassen                   President and Trustee
-----------------------
Michael M. Kassen


/s/ Robert A. Kavesh                    Trustee
-----------------------
Robert A. Kavesh


/s/ Howard A. Mileaf                    Trustee
-----------------------
Howard A. Mileaf


-----------------------                 Trustee
Edward I. O'Brien


-----------------------                 Trustee
John P. Rosenthal

/s/ William E. Rulon                    Trustee
-----------------------
William E. Rulon

/s/ Cornelius T. Ryan                   Trustee
-----------------------
Cornelius T. Ryan


-----------------------                 Trustee
Tom Decker Seip


-----------------------                 Trustee
Gustave H. Shubert


/s/ Candace L. Straight                 Trustee
-----------------------
Candace L. Straight


/s/ Peter E. Sundman                    Chairman of the Board, Chief
-----------------------                 Executive Officer, and Trustee
Peter E. Sundman


-----------------------                 Trustee
Peter P. Trapp













                                       3